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                                EXHIBIT (10)(a)

                              CONSENT OF AUDITORS
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                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated January 28, 2000 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which are available for investment by contract owners of The Endeavor Platinum Variable Annuity, (2) dated February 4, 2000 with respect to the financial statements of the subaccounts of the PFL Endeavor Target Account, and (3) dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 33-56908) and related Prospectus of The Endeavor Platinum Variable Annuity.


                                             /s/  Ernst & Young, LLP

Des Moines, Iowa
April 24, 2000